      As filed with the Securities and Exchange Commission on July 2, 2002
                                                      Registration No. 333-11329
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                         POST-EFFECTIVE AMENDMENT NO. 4
                                   ON FORM S-8
                                   TO FORM S-4
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                            -------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

                            -------------------------

              TEXAS
 (State or other jurisdiction of                          74-0694415
  incorporation or organization)                       (I.R.S. Employer
                                                        Identification
          1111 LOUISIANA                                     No.)
          HOUSTON, TEXAS
 (Address of principal executive                             77002
             offices)                                     (Zip Code)

                            -------------------------

                          RELIANT ENERGY, INCORPORATED
                               STOCK BENEFIT PLAN
                            (Full title of the plan)

                            -------------------------

                                 Hugh Rice Kelly
        Executive Vice President, General Counsel and Corporate Secretary
                                 1111 Louisiana
                              Houston, Texas 77002
                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (713) 207-3000

                            -------------------------

                  Reliant Energy, Incorporated (the "Registrant" or the "Company") has terminated the Reliant Energy, Incorporated Stock Benefit Plan. Pursuant to the undertakings contained in Item 9 of the Registration Statement, the Registrant files this Post-Effective Amendment No. 4 on Form S-8 to Form S-4 Registration Statement to deregister 177,607 shares originally registered by the Registration Statement that remained unissued at the termination of the offering.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment on Form S-8 to Form S-4 Registration Statement and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on July 2, 2002.


                                       RELIANT ENERGY, INCORPORATED
                                       (Registrant)



                                       By:     /s/ R. STEVE LETBETTER
                                           -------------------------------------
                                                 R. Steve Letbetter,
                                              Chairman, President and
                                              Chief Executive Officer


                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment on Form S-8 to Form S-4 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                             Signature                               Title                               Date
                             ---------                               -----                               ----
                  /s/ R. STEVE LETBETTER                             Chairman, President, Chief      July 2, 2002
------------------------------------------------------------         Executive Officer and
                       (R. Steve Letbetter)                          Director (Principal
                                                                     Executive Officer and
                                                                     Director)

                  /s/ STEPHEN W. NAEVE                               Vice Chairman and Chief         July 2, 2002
------------------------------------------------------------         Financial Officer
                        (Stephen W. Naeve)                           (Principal Financial
                                                                     Officer)


                  /s/ MARY P. RICCIARDELLO                           Senior Vice President and       July 2, 2002
------------------------------------------------------------         Chief Accounting Officer
                      (Mary P. Ricciardello)                         (Principal Accounting
                                                                     Officer)


                               *                                     Director                        July 2, 2002
------------------------------------------------------------
                         (Milton Carroll)


                               *                                     Director                        July 2, 2002
------------------------------------------------------------
                          (John T. Cater)

                             Signature                               Title                               Date
                             ---------                               -----                               ----

                                                                   Director                        July 2, 2002
------------------------------------------------------------
                      (O. Holcombe Crosswell)


                               *                                   Director                        July 2, 2002
------------------------------------------------------------
                      (Robert J. Cruikshank)

                                                                   Director                        July 2, 2002
------------------------------------------------------------
                         (T. Milton Honea)

                                                                   Director                        July 2, 2002
------------------------------------------------------------
                         (Laree E. Perez)


*By:                  /s/ STEPHEN W. NAEVE
      ------------------------------------------------------
                (Stephen W. Naeve, Attorney-In-Fact)